SHELTON EMERGING MARKETS FUND

Portfolio of Investments (Unaudited)

6/30/2020

	Shares	Value
Common Stock (88.95%)

Argentina (3.87%)
MercadoLibre Inc*	900	887,193

Brazil (6.33%)
Sul America SA	172,725	1,450,889

China (32.29%)
Alibaba Group Holding Ltd*	3,000	647,100
Autohome Inc	6,300	475,650
New Oriental Education & Technology Group Inc*	4,400	573,012
Bank of China Ltd	3,462,000	1,282,440
Industrial & Commercial Bank of China Ltd	1,052,000	636,006
ANTA Sports Products Ltd	75,000	667,281
Agricultural Bank of China Ltd	3,364,000	1,361,560
AAC Technologies Holdings Inc	132,000	815,206
Xinyi Solar Holdings Ltd	975,000	937,592
Total China		7,395,847

Georgia (2.33%)
Bank of Georgia Group PLC*	40,000	533,376

Great Britain (0.96%)
DS Smith PLC	54,000	219,211

Hong Kong (3.46%)
Haier Electronics Group Co Ltd	260,000	791,569

Indonesia (8.70%)
Bank Rakyat Indonesia Persero Tbk PT	3,000,000	640,329
Indofood CBP Sukses Makmur Tbk PT	930,000	610,353
Ace Hardware Indonesia Tbk PT*	7,000,000	741,285
Sarana Menara Nusantara Tbk PT	16,900	1,212
Total Indonesia		1,993,179

Mexico (2.61%)
Regional SAB de CV*	223,800	598,728

Russia (1.73%)
Sberbank of Russia PJSC*	35,000	396,900

South Korea (7.20%)
Samsung SDI Co Ltd	3,000	917,285
Samsung Electronics Co Ltd	16,500	730,416
Total South Korea		1,647,701

Taiwan (17.85%)
Accton Technology Corp	240,000	1,863,745
MediaTek Inc	51,000	1,008,302
Taiwan Semiconductor Manufacturing Co Ltd	114,000	1,217,465
Total Taiwan		4,089,512

Turkey (1.62%)
Turkiye Garanti Bankasi AS*	300,000	369,901

Total Common Stock (Cost $18,628,498)		20,374,006

Total Investments (Cost $18,628,498) (88.95%)		20,374,006
Other Net Assets (11.05%)		2,530,090
Net Assets (100.00%)		22,904,096

*	Non-income producing security.